UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 16, 2008

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact Name of registrant as Specified in Charter)
on behalf of
American Express Credit Account Master Trust

Delaware	333-130508-03	13-3854638	Delaware	333-130508	20-0942395	Delaware	333-130508-02	20-0942445
(State or Other	(Commission	(I.R.S.	(State or Other	(Commission File	(I.R.S.	(State or Other	(Commission	(I.R.S.
Jurisdiction of	File Number)	Employer	Jurisdiction of	Number)	Employer	Jurisdiction of	File Number)	Employer
Incorporation		Identification	Incorporation or		Identification	Incorporation or		Identification
or		Number)	Organization)		Number)	Organization)		Number)
Organization)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)
N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On May 16, 2008, the Registrant acquired approximately $10.2 billion of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 16 of Receivables in Additional Accounts, dated as of May 16, 2008 between American Express Receivables Financing Corporation III LLC and The Bank of New York, as Trustee of the Registrant and (ii) the Assignment No. 17 of Receivables in Additional Accounts, dated as of May 16, 2008 between American Express Receivables Financing Corporation IV LLC and The Bank of New York, as Trustee of the Registrant. The Assignment No. 16 in Additional Accounts is attached hereto as Exhibit 99.01 and the Assignment No. 17 in Additional Accounts is attached hereto as Exhibit 99.02.

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 99.
Exhibit 99.01	Assignment No. 16 of Receivables in Additional Accounts, dated as of May 16, 2008, between American Express Receivables Financing Corporation III LLC and The Bank of New York.
Exhibit 99.02	Assignment No. 17 of Receivables in Additional Accounts, dated as of May 16, 2008, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant

By: Name:	/s/ Maureen Ryan Maureen Ryan
Title:	President

American Express Receivables Financing Corporation III LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant

By: Name:	/s/ Catherine M. Hogan Catherine M. Hogan
Title:	President

American Express Receivables Financing Corporation IV LLC, as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co- Registrant

By: Name:	/s/ Robert Radle Robert Radle
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.01	Assignment No. 16 of Receivables in Additional Accounts, dated as of May 16, 2008, between American Express Receivables Financing Corporation III LLC and The Bank of New York.

Exhibit 99.02	Assignment No. 17 of Receivables in Additional Accounts, dated as of May 16, 2008, between American Express Receivables Financing Corporation IV LLC and The Bank of New York.